UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 16, 2003

TRICO MARINE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28316 (Commission File Number)	72-1252405 (IRS Employer Identification No.)

250 North American Court, Houma, Louisiana (Address of principal executive offices)	70363 (Zip Code)

(504) 851-3833
(Registrant's telephone number, including area code)

Item 5.     Other Events.

On September 16, 2003, Trico Marine Services, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.     Financial Statements and Exhibits.

(b)     Exhibits.

99	Press release issued by Trico Marine Services, Inc. on September 16, 2003, reporting the sale of one of its North Sea vessels and its Brazilian AHTS newbuild project.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.

By:	/s/ Kim Stanton
Kim Stanton Vice President and Controller

Dated:     September 17, 2003